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                              POWER OF ATTORNEY

         We, the undersigned Trustees and/or officers of Schroder Capital Funds (Delaware) and Schroder Series Trust (the "Trusts"), hereby severally constitute and appoint Catherine A. Mazza, Alexandra Poe, Carin F. Muhlbaum, and Timothy W. Diggins as our true and lawful attorneys, with full power to each of them individually and with full power of substitution, to sign for us, and in each of our names and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of the Trusts on Form N-1A, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof. In executing this Power of Attorney, each of us hereby revokes and rescinds all powers of attorney granted prior to the date hereof in each of our capacities as a Trustee or officer of the Trusts.

Name                        Capacity                   Date
----                        --------                   ----

/s/ David N. Dinkins        Trustee                    2/12/01
----------------------                                 -------
David N. Dinkins


/s/ John I. Howell          Trustee                    2/12/01
----------------------                                 -------
John I. Howell


/s/ Peter S. Knight         Trustee                    2/6/01
----------------------                                 ------
Peter S. Knight


/s/ Sharon L. Haugh         Trustee and Chairman       2/6/01
----------------------                                 ------
Sharon L. Haugh


/s/ Catherine A. Mazza      Trustee and Vice Chairman  2/6/01
----------------------                                 ------
Catherine A. Mazza

/s/ William L. Means        Trustee                    2/6/01
----------------------                                 ------
William L. Means


/s/ Clarence F. Michalis    Trustee                    2/6/01
------------------------                               ------
Clarence F. Michalis

/s/ Hermann C. Schwab       Trustee                    2/6/01
------------------------                               ------
Hermann C. Schwab

/s/ Alan Mandel             Treasurer and Chief        2/6/01
------------------------    Financial and Accounting   ------
Alan Mandel                 Officer